Exhibit 99
FORM 4 JOINT FILER INFORMATION

Name of “Reporting Persons”:	InterWest Partners X, L.P. (“IW10”) InterWest Management Partners X, LLC (“IMP10”)

Harvey B. Cash Bruce A. Cleveland Christopher B. Ehrlich Philip T. Gianos W. Stephen Holmes Nina Kjellson Gilbert H. Kliman Douglas A. Pepper Thomas L. Rosch Keval Desai Khaled Nasr

Address:	2710 Sand Hill Road, Suite 200 Menlo Park, CA 94025

Designated Filer:	InterWest Partners X, L.P.

Issuer and Ticker Symbol:	TESARO, Inc. (“TSRO”)

Date of Event:	July 3, 2012
Each of the following is a Joint Filer with InterWest Partners X L.P. (“IW10”) and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:
InterWest Management Partners X, LLC (“IMP10”) is the general partner of IW10 and has sole voting and investment control over the shares owned by IW10. Harvey B. Cash, Bruce A. Cleveland, Christopher B. Ehrlich Philip T. Gianos, W. Stephen Holmes, Nina Kjellson, Gilbert H. Kliman, Douglas A. Pepper, and Thomas L. Rosch are Managing Directors of IMP10 and, Keval Desai and Khaled A. Nasr, and are Venture Members of IMP10. Arnold L. Oronsky, a Managing Director of IMP10 is also a Director of the Issuer, and has filed a separate Form 4 in his own name.
All Reporting Persons disclaim beneficial ownership of shares of TESARO, Inc. stock held by IW10, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

1.

Exhibit 99
Each of the Reporting Persons listed above has designated InterWest Partners X, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed InterWest Management Partners X, LLC as its attorney in fact for the purpose of making reports relating to transaction in TESARO, Inc. Common Stock.

InterWest Management Partners X, L.L.C.

By:	/s/ W. Stephen Holmes

W. Stephen Holmes, Managing Director

InterWest Partners X, LP

By:	InterWest Management Partners X, LLC Its General Partner

By:	/s/ W. Stephen Holmes

W. Stephen Holmes, Managing Director

Harvey B. Cash, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Bruce A. Cleveland, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Christopher B. Ehrlich, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ W. Stephen Holmes

W. Stephen Holmes

Nina Kjellson, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Gilbert H. Kliman, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Douglas A. Pepper, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Thomas L. Rosch, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Keval Desai, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Khaled A. Nasr, an individual
By:	InterWest Management Partners X, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

2.